Investor Presentation

BTCS Inc. (Nasdaq: BTCS)

September 2024

BTCS

Builder+ ChainQ StakeSeeker

www.btcs.com
www.btcs.com/builder
www.chainq.com
www.stakeseeker.com

Safe Harbor

The following presentation contains statements, estimates, forecasts, and projections regarding future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team regarding our blockchain infrastructure operations business, growth of our scalable business, predictability of our revenue and earnings stream from our operations, planned continued expansions including for ChainQ, market and growth opportunities for StakeSeeker our staking-as-a-service platform ("SaaS"), and Builder+ our block builder, Builder+ revenue opportunities, plans regarding securing other proof of stake blockchains, and the potential opportunity of scalable revenue and business growth with limited additional costs. These statements may be identified by the use of words like "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "should," and "seek," and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, regulatory issues, the rewards and costs associated with validating transactions on proof-of-stake blockchains, unexpected issues with our product offerings, the reluctance of users to use our products, a significant decrease in the value of our crypto asset holdings, and our rewards while locked up, loss or theft of the private withdrawal keys resulting in the complete loss of our crypto assets and reward, as well as those risks detailed in our filings with the SEC, including our Form 10-K filed with the SEC on March 31, 2023. The increasing risk of legislation or regulation arising from custodial platforms that may help protect investors presents many unknowns to our business and may increase costs. Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS's website (www.btcs.com). The content on our website is not incorporated into this presentation.

BTCS Business Model

Driving **scalable revenue growth** through a diverse range of business lines leveraging and built on top of our core and proven blockchain infrastructure operations.

ChainQ

AI Powered Blockchain Analytics

Builder+

Ethereum Block Building

StakeSeeker

Cryptocurrency Dashboard and Non-Custodial Staking-as-a-Service

Blockchain Infrastructure

Blockchain Infrastructure, our core foundation, has a **predictable revenue stream and earnings** potential.

BTCS

BTCS Value Proposition

Our strategy focuses on driving **scalable growth** of our staking-as-a-service and Ethereum block building operations. Leveraging our expanding blockchain infrastructure and industry experience, we are able to operate and develop cutting edge solutions for rapidly advancing blockchain technologies.

- High growth and scalable business model
- Nasdaq listed
- Dedicated team with deep industry and capital markets experience
- Low public float, Debt Free 32% Insider Ownership*

Financial Highlights

	FY 2023	H1 2024*
Total Assets	$ 27.1 million	$ 33.0 million
Crypto Assets	17 tokens held (71% ETH)	17 tokens held (82% ETH)
Revenue	$ 1,340,000	$ 1,013,000
Gross Margin	73%	67%
Net Income	$7,819,000 ($0.55 per share)	$5,529,000 ($0.35 per share)

* As of and for the six months ended June 30, 2024

Blockchain – Crypto Exposure Options

BTCS offers investors the opportunity to gain **exposure to crypto markets** with a focus on **next-generation blockchains** powering Web 3 and the growth of NFTs, DeFi, and the Metaverse.

1. Direct Crypto Ownership

2. VC & Private Investments

3. Public Companies

Focus	Overview	Business Model	Investment Options
1st Generation Blockchains	• Digital Currency (e.g. Bitcoin) serves as digital store of value • Proof-of-Work ("PoW") Mining	**Proof of work** • Capital Intensive Hardware with no Residual Value • High Energy Consumption • Increasingly Centralized	NYSE, Nasdaq, Cboe: 11 ETFs (Bitcoin), Marathon Digital Holdings, Riot, coinbase, bakkt, Hut 8 – 39+ Options OTC: Sphere3D – 25+ Options
Next-Generation Blockchains	• Infrastructure powering • Web 3, NFTs, DeFi, and the Metaverse • Proof-of-Stake Staking	**Proof of Stake** • Highly Scalable, Hardware-Lite • Higher Transaction Throughput • Environmentally Friendly (ESG) • More Decentralized	Cboe (Canada): Defi Technologies, WonderFi, tokens.com, Ether Capital – 4 Options Nasdaq: BTCS, coinbase *(Primarily an exchange)* – 2 Options

The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management. While we believe the information to be accurate, there may be more exposure options available, and business models may change.

BTCS

Blockchain Infrastructure

BTCS Core Infrastructure

PROOF-OF-STAKE

BTCS secures disruptive next-generation Proof-of-Stake blockchains that power **DeFi, NFT, and Metaverse ecosystems**.

OPERATIONS

BTCS operates and maintains **validator nodes** 24/7 on various networks.

REVENUE

BTCS **earns revenue** by staking our crypto assets, securing blockchain networks, and participating in network consensus mechanisms by validating transactions.



MINA
CARDANO
KUSAMA
SOLANA
ethereum
COSMOS
polygon
Algorand
BTCS

BTCS

Blockchain Networks Secured by BTCS

Our current **blockchain infrastructure** operations are comprised of the networks described below. Our expansion strategy involves the evaluation of **high-utility blockchains** that can be supported on the **StakeSeeker** platform.

BTCS Blockchains Networks

ETHEREUM
Leading smart contract layer-one decentralized platform.

COSMOS
"The internet of blockchains" ecosystem for interoperability.

SOLANA
High speed network for dApp development and scalability.

AVALANCHE
Fast, low cost open-source platform for dApps.

POLKADOT
Enables multiple networks to operate together seamlessly.

AXIE INFINITY
NFT based online gaming.

POLYGON
Building and connecting Ethereum - compatible blockchain networks.

AKASH
Decentralized cloud computing marketplace.

KUSAMA
Scalable network for early stage Polkadot deployments.

KAVA
Lightning-fast network connecting Cosmos and Ethereum.

NEAR
Developer and user-friendly dApp platform.

TEZOS
Self-upgradable, security-focused, and energy-efficient.

OASIS
Privacy-enabled scalable blockchain network for DeFi.

MINA
Extremely lightweight blockchain.

EVMOS
Interoperable blockchain for cross-chain dApp development.

For more details on each respective blockchain, visit our website at www.btcs.com

BTCS

ChainQ

https://chainq.com/

BTCS

ChainQ

ChainQ provides a simple way for crypto holders to access otherwise hard-to-obtain blockchain data, similar to Bloomberg for financial research or Westlaw for legal research. ChainQ utilizes cutting-edge generative AI and advanced customized search functionalities and provides efficient querying of indexed on-chain data.



About
Sign In
ChainQ
by BTCS
AI Analytics
Custom Search
Cosmos
Query the blockchain...
START FREE TRIAL ›
Check out what others are asking on ChainQ (click to explore)
What were the daily average transaction fees in last 10 days for each day?
Which transaction has the highest fee in USD?
How many transactions were made on 1/1/2024?
What is the total transaction amount in ATOM on 1/1/2024?
What are the total daily transaction fees in USD collected for rewards in last 10 days for each day?

What is ChainQ?

- ChainQ is an **AI driven** blockchain analytics platform designed to revolutionize the exploration of blockchain data.
- Through comprehensive **indexing** of public blockchain data, ChainQ provides a straightforward method for users to query and analyze on-chain blockchain data.
- With its **intuitive interface** and powerful features, including a simple UI, personalized search functionality, and insightful visualizations, ChainQ empowers users to explore, organize and understand blockchain data.

*ChainQ is currently available in **beta** with support for the **Cosmos (ATOM)** blockchain network. Additional blockchain network integrations are planned for the future based on market opportunity.*

Why is BTCS Launching ChainQ?

ChainQ leverages indexed data from BTCS's **blockchain infrastructure operations** to provide access to otherwise **hard-to-access** blockchain data which would not be accessible via Google searches or ChatGPT.

Highly Scalable	ChainQ offers the potential for a highly scalable software-as-a-service platform.
Large and Growing Addressable Market	Targeting an addressable market of 580 million global crypto users which grew by 34% in 2023.*
Limited AI Based Competition	Traditional blockchain explorers offer cumbersome navigation, while ChainQ leverages powerful AI and a simple graphical user interface (GUI).

* Crypto.com January 22, 2024 annual Crypto Market Sizing Report.

The views expressed herein reflect solely the opinion of BTCS and its management.

BTCS

Featured Highlights


AI Analytics
Custom Search
Cosmos
Show me the 5 largest transactions in 2024
USD
ATOM
Visualize Results
Show SQL
Download CSV
Save Search
daily_avg_transaction_fee
X Axis
Transaction Date
Y Axis
daily_avg_transaction_fee
Chart Type
Bar

AI-Powered Queries

The user-friendly search bar enables users to ask questions in natural language.

Advanced Customized Searching

The advanced customized search feature goes beyond typical blockchain explorers. By specifying criteria such as date ranges, transaction wallets, transaction amounts, and more. Users can conduct precise searches tailored to their research needs.

Intuitive Visualizations

Display query results in intuitive charts and graphs.

Saved Searches

Saved searches give users quick access to previous queries.

Export Results

Export data in CSV and PNG formats.

Builder+

www.btcs.com/builder

Market Opportunity - Ethereum Block Builders

The Ethereum block-building market represents a critical component of validator reward distribution. The current builder market is dominated by a **small number of network participants**.

Market Concentration[1]



Other Builders
$86M, 9.7%
4 Largest Builders
$794M, 90.3%

Current builder market ripe for a new **compliant** entrant to gain market share.

Market poised for growth primarily through:

1) Price appreciation

2) Increasing transactions on the network (utility)

Estimated Annual MEV Payments Distributed to All Validators | **$880 m[2]**

Total Ethereum blocks built using a builder | **92%[3]**

This slide reflects solely the opinion of BTCS and its management. The illustrative chart represents the distribution of market share of Ethereum block builders.
Sources: (1) Rated.network ranging from 12/18/2023 – 1/18/2024. (2) Mevboost.pics ranging from 12/1/2022-12/1/2023 using a $3,300 ETH price. (3) Mevboost.pic 12/18/2023

Builder+

What is Builder+?

- Builder+ is our newly developed Ethereum block builder, which utilizes advanced algorithms to meticulously construct optimized blocks for on-chain validation designed to maximize revenue (MEV).
- Builders monitor the Ethereum transaction queue (mempool) for pending transactions and reorder them strategically to create an ``optimized block`` that contains transactions with the highest fees.
- Builders pay a fee to purchase rights to block space from a validator and earn the transaction fees associated with the transactions in the selected block.

Chronological Order vs. MEV Optimized Block



#1
#2
#3
#4
#5
#6
Fee: 10
Fee: 40
Fee: 15
Fee: 20
Fee: 25
Fee: 35
Transaction Queue
Chronological Order Total Fees:
65
MEV Optimized Order Total Fees:
100

How builders add value to Ethereum's blockchain

Increase Validator Incentives
Builders boost validator incentives by simplifying the process of capturing MEV rewards associated with proposed blocks, making participation in the network more lucrative and competitive.

Enhances Decentralization
Builders promote decentralization by reducing the technical barriers for validators to maximize rewards, ensuring a broader and more diverse set of participants in the network, and reducing risks of censorship by separating the builder and proposer roles.

Improves Network Capabilities
Builders enhance the network's efficiency by optimizing block construction and transaction order, which may result in increased transaction throughput, alleviated network congestion, and improved overall performance.

Promotes Innovation
Builders are poised to foster innovation within the Ethereum ecosystem by expanding the MEV marketplace and streamlining MEV strategies. This empowers developers to focus on creating value-added applications and services, cultivating a culture of innovation throughout the network.

Why BTCS Launched Builder+

- **Harness MEV Revenue**
- **Empower Validators**
- **OFAC Compliance**
- **Fuel Ethereum's Growth**
- **Highly Scalable**

By operating our own builder with Builder+, we bolsters our Ethereum blockchain infrastructure strategy by diversifying operations, reducing reliance on third-parties, and ensuring compliance.

Builder+ is poised to unlock scalable revenue opportunities by positioning itself strategically to capture market share.

BTCS

StakeSeeker

www.stakeseeker.com

BTCS

SaaS Market Opportunity – Fragmented Competition

BTCS expects the Staking-as-a-Service market opportunity to **grow with blockchain network adoption**. We anticipate the market participant structure for the subset of blockchains depicted below to be representative of the much larger PoS market.

Total Staked Value

10 BTCS Secured Blockchains (excluding ETH*)

Larger, more well-known organizations like Coinbase and Binance compete as **custodial** staking options (i.e. on exchanges), which represents a small proportion of the overall staking market.

Custodial
$3B, 9%
~20 Validators

coinbase
BINANCE
kraken



Non-Custodial
$34B, 91%
6k+ Validators

StakeSeeker provides **non-custodial** staking, targeting a more significant and fragmented market opportunity.

*The illustrative chart represents data from the top 10 PoS blockchains currently secured by BTCS, excluding ETH, AVAX, and AXS, as of September 28, 2022.
This slide reflects solely the opinion of BTCS and its management.

BTCS

Scalable Business Model

Staking-as-a-Service

- BTCS validator nodes (branded under "StakeSeeker") enable us to provide **non-custodial** staking-as-a-service on various networks.
- As the node operator, we receive a percentage of staking rewards (e.g. a **validator fee**) earned on delegated assets to our nodes from token holders.
- **Revenue increases** with the amount of delegated assets, with limited additional costs.*

StakeSeeker Platform

- StakeSeeker enables users evaluate their crypto portfolios across exchanges and wallets in a single analytics platform.
- StakeSeeker also allows Delegators to track their staking activities and rewards.



StakeSeeker
Home
Portfolio
Stake Hub
Rewards
Transactions
Settings
Total Balance:
$1,915,361.04
Available Balance:
$1,915,303.34
Staked:
$54.05
Rewards:
$3.66
Portfolio History
1D
1W
1M
3M
6M
1Y
Asset
Exchange/Wallet
Available
Staked
Rewards
Total
Balance
Cardano
$0.38 -12.49% 7d
$8.96
Avalanche
$17.00 -17.82% 7d
$34.00
Kusama
$30.16 -16.25% 7d
$30.15
Tether
$1.00 -0.04% 7d
$47.78

* Actual increases depend on the fees set by our nodes.

BTCS

Comparison to a More Widely Known Business Model

Asset Held by Individual	Decision to Monetize Asset	Monetizing Activity	Earnings & Payouts
Individual Owns Property	airbnb Property Listed on Airbnb for Rent	Property Rented	Rental Fee → 90% (individual) / 10% (airbnb)
Individual Holds Crypto	StakeSeeker by BTCS Tokens Staked to StakeSeeker Nodes	Transaction Validated	Blockchain Rewards → 90% (individual) / 10% (StakeSeeker by BTCS)

Individual chooses to monetize their assets. **Renting physical assets** to earn rental income on **Airbnb's** platform is a similar concept to **staking tokens** to earn rewards using **BTCS's StakeSeeker** nodes.

Staked tokens are **delegated** to nodes to validate blockchain transactions and earn rewards.

Validator nodes operators earn a **fee** on rewards earned, similar to the **service fee** Airbnb charges for listing properties on its platform.

For illustrative purposes only. Airbnb and validator node operations are significantly different in many respects. Fees charged by Airbnb and validator node operators vary and are subject to change.

Delegated Proof-of-Stake Blockchain Mechanics*

What is Staking?

- Staking cryptocurrencies involves supporting the **consensus mechanism** of a Proof-of-Stake blockchain. The process involves committing crypto assets to support and validate transactions on a blockchain network, **earning rewards** for successful verification of transactions.
- Delegator's tokens are locked in network-based **smart contracts** ("Staked") with validator nodes as an incentive to ensure transaction validation adheres to the rules of the blockchain network.
- Rewards are typically earned based on the number of tokens delegated to a node selected to **validate transactions** on a blockchain.



Token Holders
Blockchain Network
90% Rewards
1
3
Token Holder Delegation
10% Fee
Transaction Validation
2
Validator Node

1 **Token Holders** ("Delegators") delegate their tokens to a Validator Node, but maintain their private keys (i.e. money), hence non-custodial.

2 **Validator Node** participates in the consensus mechanism and validates transactions.

3 **Blockchain Network** Rewards and Fees are distributed by the network directly to Token Holders and Validator Node operators.

*For illustrative purposes only, actual fees may differ based on blockchain and competition.

BTCS

StakeSeeker

StakeSeeker is BTCS's proprietary **cryptocurrency dashboard**, offering users a consolidated view of their crypto portfolio across various exchanges and wallets. It also provides innovative **portfolio analytics.**

Connect

Link exchanges and wallets where your crypto is held to evaluate and monitor your consolidated crypto portfolio in a central dashboard.

Analyze

Analyze your crypto performance with a suite of data analytic and reporting tools, including trading history and rewards tracking.

Stake

Learn to delegate your crypto to StakeSeeker validators to participate in network consensus and earn rewards.



Portfolio
Portfolio History
Relative Performance
Allocation
Token History
Exchange/Wallet Distribution

BTCS

Key Service Providers

Equity Stock Transfer	Transfer Agent
Nason Yeager Gerson Harris & Fumero, P.A.	Legal Counsel
RBSM	Auditor

Contact Us

IR Ph: 202-987-8368

Email: ir@btcs.com

www.btcs.com

www.stakeseeker.com

www.btcs.com/builder

www.chainq.com

twitter.com/NasdaqBTCS

www.linkedin.com/Nasdaq-btcs

www.facebook.com/pg/NasdaqBTCS/posts/

www.youtube.com/c/BTCSInc

Discord: https://discord.gg/9vW5HkWBJG

Appendix

BTCS

Management & Board

Management



Charles Allen
Chief Executive Officer & Chairman of the Board



Michal Handerhan
Chief Operating Officer & Director



Michael Prevoznik
Chief Financial Officer



Manish Paranjape
Chief Technology Officer

Independent Directors



Charlie Lee
Director



Melanie Pump
Director



Ashley DeSimone
Director

Core Values

- Integrity
- Teamwork
- Trust
- Fairness
- Accountability
- Diversity and Inclusion

For full biographies of our Management team and Board of Directors, visit our website at www.btcs.com.

BTCS

Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that verify and validate transactions.

Traditional vs. Blockchain Systems

Distributed ledgers allow for ownership of assets to be recorded through a **publicly shared registry**, eliminating the need for **central authorities** to certify ownership and clear transactions.



Centralized Ledger

Trust/consensus entrusted to **third-party intermediaries** (such as banks).



BTCS
Distributed Ledger

Trust / consensus is built into the Blockchain network and **secured by cryptography**.

How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses a consensus algorithm to **validate the transaction**.

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization and proliferation of information** on a global scale. Blockchains are ushering in an age of **asset digitization and transfer** without the need for trusted intermediaries (banks, exchanges, etc.)


The internet changed the way people communicate with each other.
Blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Next-Generation Blockchains
BTCS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

Next-Generation Blockchains

- Proof-of-Stake ("PoS") consensus
- ESG friendly
- Infrastructure powering:
  - Web 3 – Next evolution of internet
  - DeFi – Decentralized finance
  - NFTs – Smart contracts/non fungible/ unique tokens
  - Metaverse – Virtual extension of world


1st Generation Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
SOLANA
ethereum
cosmos
Polkadot
NEAR
CARDANO
AVALANCHE
polygon
Tezos
KUSAMA

*The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Next-Generation PoS Opportunity & Relative Comparison

Web 3 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

1st Generation Blockchains

Bitcoin and gold are **storers of value**.



Gold Reserves
$14.9T(2)
Bitcoin
$1.24T(1)

Next-Generation PoS Blockchains

The internet's future can be transformed by next-generation blockchains that serve as the backbone of crypto assets and ownership in **Web 3**.



Estimated Internet Value
(conservative)
$30T
WWW
Top 4 Next-Generation Blockchains (3)
$427B(1)

Sources: (1) CoinMarketCap.com as of 6/30/2024. (2) world gold reserves according to World Gold Council (End-2023). (3) Includes Ethereum, Cardano, Polygon and Polkadot.
The above was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Active Development Leading Indicator of Future Value*

The **significant increase** in both total developers and code commits on the Ethereum blockchain indicates its dominance and value proposition.



Monthly Active Developers Since Launch
Total Developers
4,000
3,000
2,000
1,000
0
Days Since First Commit
0
400
800
1,200
1,600
2,000
2,400
2,800
3,200
3,600
4,000
Ethereum
Polkadot
Solana
Cosmos
Bitcoin
Binance Smart Chain
Avalanche
NEAR
Terra
Flow
Stacks
Celo
Polygon
Fantom
Cardano
Tezos
Internet Computer

A **Commit** is an update to the code of a blockchain that is pushed to GitHub a public code repository. It's an indication of the level of software development.

Days Since First Commit is representative of when a blockchain was launched.

Source: Electric Capital, Developer Report, January-December 2021.
*Statements reflect solely the opinion of BTCS and its management. Active development may not lead to future value.

BTCS

Ethereum vs Bitcoin Performance



MAX
10Y
5Y
1Y
YTD
6M
1,500.00%
1,212.34%
1,000.00%
593.36%
500.00%
0.00%
2020
2021
2022
2023
2024
ETH-USD
BTC-USD

Key characteristics

	ETH-USD	BTC-USD
YTD Return	56.28%	56.61%
1Y Return	107.70%	151.41%
3Y Return (Ann)	14.62%	20.01%
5Y Return (Ann)	67.02%	47.96%
Sharpe Ratio	3.46	4.72
Daily Std Dev	44.88%	39.49%
Max Drawdown	-93.96%	-93.07%
Current Drawdown	-25.90%	-9.43%

Source: Portfolios Labs as of June 18, 2024
*Statements reflect solely the opinion of BTCS and its management. Active development may not lead to future value.

BTCS

Importance of Custody in Today's Environment

It is more crucial than ever to **educate** the public on the importance of taking control of their crypto assets through self-custody. Non-custodial staking offers a **secure and rewarding** solution for managing and growing your crypto assets with full control of your private keys.

Safeguarding

The safeguarding of customer funds continues to be a hot topic in the news. In light of the recent collapses of crypto lending platforms and exchanges, including FTX, the phrase **"Not your keys, not your crypto"**, has been more widely circulated. This phrase refers to the inherent risk of keeping crypto on exchanges that hold the private keys to your crypto assets.

Self-Custody

Non-custodial staking encourages holders of crypto to maintain control of their assets by moving them off-exchange and into more **secure digital wallets**, where crypto holders can control the security of their private keys instead of trusting unregulated third-parties.

Non-Custodial Staking

Staking from digital wallets enables you to participate in blockchain networks through delegation, creating the possibility to grow your holdings through staking rewards. This is considered **non-custodial staking**, as you retain control of your private keys during the delegation and staking process.

BTCS

Differentiating Non-Custodial Staking Model

Staking with BTCS's **StakeSeeker** nodes is **non-custodial**, which differs from staking and earn programs offered by centralized crypto exchanges that have faced recent regulatory scrutiny.

Custodial Staking

vs.

- Crypto exchanges create wallets for **accounts** set up **on exchange**
- Custodian has control over crypto assets (i.e. private keys) held in customer exchange accounts
- Users do not maintain or control private keys
- "Staked" assets are **pooled with others** by custodian
- Actions of exchanges as the **controller of customer assets and pool operator** result in the expectation of profits from their efforts
- **Exchanges** determine and have the ability to change the annual percentage return ("APR") and frequency of **reward distribution**
- Typically, higher transaction fees

coinbase kraken BINANCE

Non-Custodial Staking

- Crypto holders purchase tokens on exchanges and transfer **off-exchange** to **digital wallets**
- Users maintain control of private keys and direct staking activities from their wallets
- Users control safeguarding of their assets
- Validators do not take control of assets, so assets are not pooled with the validator
- Operation of validator nodes is **ministerial in nature** and does not result in an expectation of profits by the efforts of others
- **Each blockchain** determines the reward frequency, unbonding periods, as well as APR and **distributes rewards directly** to the delegator
- Lower transaction fees

StakeSeeker by BTCS